UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Media General, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notice of 2006

Annual Meeting

and

Proxy Statement

Thursday, April 27, 2006

11:00 a.m.

Richmond Newspapers Production Facility

8460 Times-Dispatch Boulevard

Mechanicsville, Virginia

March 13, 2006

Dear Stockholder:

You are cordially invited to attend Media General’s 2006 Annual Meeting on Thursday, April 27, 2006.

Our Annual Meeting will be held at the Richmond Newspapers Production Facility, 8460 Times-Dispatch Boulevard (a right turn off U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia.

Boyden Gray, a Director of the Company since 2003, was named this country’s ambassador to the European Union by President Bush and resigned from the Board in February. We wish him great success in Brussels, but we also shall miss his counsel. I am delighted to advise, however, that Rod Smolla has agreed to stand for election to the Board. We hope you will attend this year’s Annual Meeting to meet Rod and to welcome him to the Board.

Whether or not you plan to be present at the Annual Meeting, we value your vote. Most stockholders have a choice of voting over the Internet, by telephone, or by using a traditional proxy card. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. However you choose to vote, please do so at your earliest convenience.

I look forward to seeing you on April 27.

Yours sincerely,

J. Stewart Bryan III

Publishing • Broadcast • Interactive Media

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

To the Class A and Class B Common Stockholders

    of Media General, Inc.

Please take notice that the 2006 Annual Meeting of Stockholders of Media General, Inc., will be held at the Richmond Newspapers Production Facility, 8460 Times-Dispatch Boulevard (a right turn off U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia, on Thursday, April 27, 2006, at 11:00 a.m. for the following purposes:

1.	To elect a Board of Directors for the ensuing year;

2.	To approve amendments to the Media General, Inc., 1995 Long-Term Incentive Plan; and

3.	To act upon such other matters as properly may come before the meeting.

Holders of the Company’s Class A and Class B Common Stock of record at the close of business on February 16, 2006, are entitled to notice of and to vote at the meeting.

Your attention is directed to the accompanying Proxy Statement.

By Order of the Board of Directors

GEORGE L. MAHONEY, Secretary

Richmond, Virginia

March 13, 2006

Stockholders are requested to vote by the Internet, by telephone or by completing and returning the accompanying proxy card in the envelope provided, whether or not they expect to attend the meeting in person. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on April 26, 2006. A proxy may be revoked at any time before it is voted.

PROXY STATEMENT

2006 Annual Meeting of Stockholders

SOLICITATION OF PROXIES

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Media General, Inc. (the Company), to be used at the 2006 Annual Meeting of Stockholders to be held at the Richmond Newspapers Production Facility, 8460 Times-Dispatch Boulevard (a right turn off U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia, on Thursday, April 27, 2006, at 11:00 a.m. All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with instructions. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on April 26, 2006. A proxy may be revoked by a Stockholder at any time before it is voted.

The Annual Report to the Stockholders of the Company, including financial statements for the fiscal year ended December 25, 2005, and this Proxy Statement and accompanying proxy card, are being mailed to Stockholders on or about March 13, 2006.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Company had outstanding 23,501,474 shares of Class A Common Stock (Class A Stock) and 555,992 shares of Class B Common Stock (Class B Stock) as of February 16, 2006. Only holders of record at the close of business on such date will be entitled to vote, and each share of Class A or Class B Stock will be entitled to one vote on each matter as to which such class is entitled to vote.

The following table shows the stock ownership as of the most recent practicable date of all persons known by the Company to have been the beneficial owners of more than 5% of the outstanding shares of any class of the Company’s securities and the stock ownership of the directors and officers of the Company as a group. All such information is based on information furnished by or on behalf of the persons listed, who have sole voting power and sole dispositive power as to all shares of Class A and Class B Stock listed unless noted to the contrary.

Name and Address of Beneficial Holder	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
J. Stewart Bryan III	Class A	1,288,596	(1)	5.5%
333 East Franklin Street	Class B	465,580	(1)	83.7%
Richmond, VA 23219

Jane Bryan Brockenbrough	Class B	55,580	(2)	10.0%
c/o Bryan Brothers
1802 Bayberry Court, Suite 302
Richmond, VA 23226

Mario J. Gabelli	Class A	5,785,928	(3)	24.6%
One Corporate Center
Rye, NY 10580

Name and Address of Beneficial Holder	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
Private Capital Management, L.P.	Class A	3,959,534	(4)	16.8%
8889 Pelican Bay Blvd.
Naples, FL 34108

Fidelity Investments Institutional Operations Company, Inc.	Class A	1,720,677	(5)	7.3%
82 Devonshire Street
Boston, MA 02109

Barclays Global Investors, NA	Class A	1,238,119	(6)	5.3%
45 Fremont Street
San Francisco, CA 94105

All directors and executive	Class A	2,043,226	(7)	8.7%
officers as a group	Class B	465,580		83.7%

(1)	The shares listed for J. Stewart Bryan III include 4,800 shares of Class A Stock held by a private foundation controlled by Mr. Bryan, 49,717 shares of Class A Stock held (as of January 31, 2006) for his benefit by the MG Advantage 401(k) Plan (the 401(k) Plan), 161,200 shares of Class A Stock registered in his name under the Media General, Inc., Restricted Stock Plan, 260,667 shares of Class A Stock subject to currently exercisable options, 467,900 shares of Class A Stock held by trusts of which Mr. Bryan serves as a fiduciary and shares in the control of the voting and disposition of the shares, and 373,000 shares of Class B Stock held by the D. Tennant Bryan Media Trust, of which Mr. Bryan serves as sole trustee. Mr. Bryan and the Media Trust constitute a group for certain purposes.

(2)	Jane Bryan Brockenbrough additionally has sole voting and dispositive power as to 6,000 shares of Class A Stock.

(3)	According to a Schedule 13D filed by Mr. Gabelli and related entities, as amended on July 27, 2005, the shares listed include shares beneficially owned by Mr. Gabelli or entities under his direct or indirect control, including 3,705,048 shares beneficially owned by GAMCO Investors, Inc. (GAMCO), 2,080,500 shares beneficially owned by Gabelli Funds, LLC (Gabelli Funds) and 380 shares issuable upon conversion of Class B Stock beneficially owned by Gabelli International Limited (GIL). All such shares also are beneficially owned by Mr. Gabelli and by Gabelli Group Capital Partners, Inc., and Gabelli Asset Management, Inc., parent companies of GAMCO and Gabelli Funds. According to the Schedule 13D, GAMCO has sole dispositive power over all, and sole voting power over 3,451,498, of the shares it beneficially owns, and each of the Gabelli Funds and GIL has sole dispositive and voting power over all of the shares it beneficially owns except that, if the aggregate voting power of the Gabelli Funds should exceed 25% of the voting interest in the Company held by all Gabelli entities, the shares beneficially owned by Gabelli Funds will be voted by a proxy voting committee for each of the approximately 25 funds to which the Gabelli Funds provide discretionary managed account services. According to a Schedule 13G filed by The Gabelli Value Fund, as amended February 14, 2005, The Gabelli Value Fund, one of the funds to which Gabelli Funds provides discretionary managed account services, beneficially owns and has sole voting power over 1,333,000 shares of Class A Stock.

(4)	According to a Schedule 13G filed by Private Capital Management and related persons, as amended on February 14, 2006, Bruce S. Sherman and Gregg J. Powers, respectively the chief executive officer and president of Private Capital Management, also beneficially own the shares listed. Private Capital Management and Messrs. Sherman and Powers exercise share voting and dispositive power with respect to those shares. Mr. Sherman alone beneficially owns, and has sole dispositive and voting power over, an additional 5,000 Class A shares.

(5)	Fidelity Investments serves as trustee of the 401(k) Plan, and the 1,720,677 Class A shares held as of January 31, 2006, are held in that capacity. The 401(k) Plan provides that shares held for the 401(k) Plan are to be voted by the trustee in the same proportion as instructions received from participants. Subject to certain restrictions, participants have the right to direct the disposition of shares of Class A Stock held for their benefit by the 401(k) Plan.

(6)	According to a Schedule 13G filed on January 26, 2006, by Barclays Global Investors, NA (Barclays) and related entities, Barclays and its related entities have sole dispositive power overall, and sole voting power over 1,120,458 of the shares listed.

(7)	Includes an aggregate of 618,670 Class A shares subject to currently exercisable stock options.

ITEM 1—ELECTION OF DIRECTORS

The Articles of Incorporation of the Company provide for the holders of the Class A Stock voting separately and as a class to elect 30% of the Board of Directors (or the nearest whole number if such percentage is not a whole number) and for the holders of the Class B Stock to elect the balance. Accordingly, of the nine directors to be elected, three will be Class A Directors to be elected by the Class A Stockholders, and six will be Class B Directors to be elected by the Class B Stockholders. The By-laws of the Company, consistent with applicable Virginia law, provide that in the election of each class of Directors, those receiving the greatest number of votes of each class of Stockholders entitled to vote for such Directors shall be elected. Abstentions and non-votes by brokers, banks and other nominee holders of record shall not be counted for or against any nominee. The Directors elected will serve until the next Annual Meeting of Stockholders. All of the nominees listed below except Mr. Smolla presently are members of the Board. Unless authority is withheld, the proxies will be voted for the election as Directors of the persons named below, or, if for any reason any of such persons are unavailable, for such substitutes as management may propose. The Company has no reason to believe that any of the nominees will be unavailable. The following material is based on information submitted by the person named. Unless noted to the contrary, each Director has sole voting power and sole dispositive power as to all shares listed as owned beneficially by him or her.

Name	Age	Director Since	Number and Percentage* of Shares Beneficially Owned February 16, 2006
			Class A(1)%			Class B	%
Class A Directors
Charles A. Davis	57	1989	21,921			—
Rodney A. Smolla	52	—	—			—
Walter E. Williams	69	2001	7,537			—
Class B Directors
O. Reid Ashe, Jr.	57	2002	129,713	(2)		—
J. Stewart Bryan III	67	1974	1,288,596	(3)	5.5%	465,580	83.7%
Diana F. Cantor	48	2005	744
Marshall N. Morton	60	1997	221,591	(4)		—
Thompson L. Rankin	65	2001	10,906			—
Coleman Wortham III	60	2004	12,578			—

*Percentages of stock ownership less than one percent are not shown.

(1)	Includes shares, if any, held in the 401(k) Plan as of January 31, 2006. Also includes deferred Class A Stock units credited, as of December 31, 2005, to non-employee Directors’ accounts pursuant to the Media General, Inc., Directors’ Deferred Compensation Plan, as follows: Mr. Davis—17,340 units; Mr. Williams—7,537 units; Mrs. Cantor—544; Mr. Rankin—9,706 units; Mr. Wortham—2,578. For further information as to deferred Class A Stock units, see page 8.
(2)	For further information as to stock held by Mr. Ashe, see “Stock Ownership of Executive Officers.”
(3)	For further information as to stock held by Mr. Bryan, see “Voting Securities and Principal Holders Thereof.”
(4)	For further information as to stock held by Mr. Morton, see “Stock Ownership of Executive Officers.”

Directors

CHARLES A. DAVIS, is Chief Executive Officer of Stone Point Capital LLC, a private equity firm based in Greenwich, Connecticut. Before forming Stone Point in 2005, Mr. Davis was Chairman and Chief Executive Officer of MMC Capital, Inc., and Vice Chairman of Marsh & McLennan Companies, Inc. He previously was a limited partner in The Goldman Sachs Group, L.P., and was a partner for more than five years in the investment banking firm of Goldman, Sachs & Co. Mr. Davis also serves as a director of AXIS Capital Holdings Limited, Merchants Bancshares, Inc., and Progressive Corporation.

RODNEY A. SMOLLA is the Dean of the University of Richmond, T.C. Williams School of Law. He additionally is the George E. Allen Professor of Law at the T.C. Williams School of Law and has held that position for more than five years. He also is the author of numerous books, non-fiction works, short stories and plays.

WALTER E. WILLIAMS has served on the faculty of George Mason University, Fairfax, Virginia, since 1980 and was the Chairman of the Economics Department from 1995 to 2001. He also is an author, columnist and frequent television and radio commentator.

O. REID ASHE, JR. was elected Executive Vice President of the Company in 2005 and has been Chief Operating Officer since July 2001. He previously served as the President and Publisher of The Tampa Tribune from 1997 to 2001, and he was the President and Associate Publisher of The Tampa Tribune from 1996 to 1997.

J. STEWART BRYAN III is Chairman of the Board and has served in that capacity for more than five years. He was Chief Executive Officer of the Company from 1990 to July, 2005, President of the Company from 1990 to 2001 and, between 1985 and 1990, variously served as Vice Chairman of the Board, Chief Operating Officer, and Executive Vice President of the Company. He was the Publisher of the Richmond Times-Dispatch from 1978 to 2005.

DIANA F. CANTOR is the Executive Director of the Virginia College Savings Plan, an independent agency of the Commonwealth of Virginia, and has served in that position for more than five years. She was Vice President of Richmond Resources, Ltd., a real estate development, construction and management company from 1990 to 1996, and she held several positions, including Vice President, at Goldman, Sachs & Co. between 1985 and 1990. She previously was an associate at Kaye, Scholer, Fierman, Hays & Handler, a New York law firm, from 1983 to 1985.

MARSHALL N. MORTON is President and Chief Executive Officer of the Company and has served in those capacities since July 2005. He was the Company’s Chief Financial Officer from 1989 until July 2005, its Senior Vice President from 1989 to 2001 and Vice Chairman of the Board of Directors from 2001 to July 2005.

THOMPSON L. RANKIN retired in 1997 as President and Chief Executive Officer of Lykes Bros. Inc., having served in that position for more than five years. He also is the former Chairman of the Board and Chief Executive Officer of Lykes Energy, Inc., and served in that position for more than five years. He previously served on the Board of Directors of the Company from 1985 to 1994. Mr. Rankin also serves as a director of TECO Energy, Inc.

COLEMAN WORTHAM III is President and Chief Executive Officer of Davenport & Company LLC, a Richmond, Virginia, investment banking firm, and has served in those positions for more than five years.

Board of Directors/Committee Meetings/Board Compensation

The Board of Directors held five meetings during 2005. The Company’s non-management Directors meet in executive session (that is, without Messrs. Ashe, Bryan and Morton) following most regularly scheduled Board meetings. The chair is rotated alphabetically for each executive session.

The standing committees of the Board of Directors are the Executive Committee, the Audit Committee and the Compensation Committee.

The Executive Committee presently consists of Messrs. Ashe, Bryan, Morton and Wortham. The Executive Committee is empowered, with certain limitations, to exercise all of the powers of the Board of Directors when the full Board is not in session. The Executive Committee did not meet in 2005.

The Audit Committee presently consists of Mrs. Cantor and Messrs. Rankin and Williams, each of whom is independent under the rules of the Securities and Exchange Commission and the New York Stock Exchange. This committee, established in accordance with the Securities Exchange Act of 1934 (Exchange Act), oversees the audit function of the Company, both with regard to its internal auditors and its independent registered public accounting firm. In this capacity, the committee meets with these internal and independent auditors, has sole authority to retain and terminate the Company’s independent auditors and reviews all quarterly and annual SEC filings made by the Company. The Audit Committee met six times during 2005.

The Compensation Committee presently consists of Messrs. Davis and Wortham. Mr. Gray was a member of the committee until his resignation in February 2006. All of the members of the Committee are, and during 2005 were, independent under the rules of the NYSE. This committee has general responsibility for employee compensation, makes recommendations to the Board concerning officer and director compensation and oversees the operation of the compensation-related benefit plans. The Compensation Committee met five times during 2005.

Each of the Company’s Directors who had not at any time served as an employee of the Company (an Outside Director) in 2005 received an annual retainer of $100,000, which amount covered all scheduled Board meetings and two scheduled committee meetings. In 2006, the annual retainer has been increased to $116,000. An additional $1,750 is paid for each additional Board or committee meeting attended by an Outside Director. Pursuant to the Media General, Inc., Directors’ Deferred Compensation Plan, each Outside Director receives 50% of his or her annual compensation, including any additional meeting fees, in deferred Class A Stock units and may elect to receive the other half of his or her annual compensation either fully in cash or split evenly between cash and deferred stock units. Two outside Directors in 2005 elected to receive 50% of their annual compensation in cash; the remainder elected to receive all compensation in deferred stock units.

In 2005, to further align the interests of Directors and Stockholders, the Board of Directors adopted a share ownership guideline of 5,300 shares of the Company’s Class A Stock, including deferred Class A Stock units. The Board of Directors recommended that this ownership guideline be attained within five years of a Director’s election to the Board.

Controlled Company/Director Independence

As noted previously, under the Company’s Articles of Incorporation, the Class B Stockholders, voting separately as a class, are entitled to elect all the members of the Board other than the 30% of the Board elected separately by the Class A Stockholders. In addition, the Class B Stockholders have the sole right to vote on all other matters submitted for a vote of Stockholders, except as required by law and except with respect to the limited matters specifically set forth in the Company’s Articles of Incorporation.

By virtue of Mr. Bryan’s voting control over approximately 84% of the Class B Stock, the Board of Directors has determined that the Company constitutes a “controlled company” under the rules of the NYSE. As such, the rules of the Exchange requiring listed companies to have a majority of independent directors and to maintain compensation and nominating committees comprised solely of independent directors are not applicable to the Company.

Nonetheless, the Board affirmatively has determined that each of its current non-management members and Director-nominee Rodney A. Smolla have no material relationship with the Company and qualify as independent under NYSE rules. Specifically, the Board has determined that Diana F. Cantor, Charles A. Davis, former Director C. Boyden Gray, Thompson L. Rankin, Walter E. Williams, Coleman Wortham III and Mr. Smolla are independent. The Board applied its Director Independence Standards, which contain catagorical standards, in making these independence determinations. A copy of these Standards is attached hereto as Appendix A. In addition, the Board maintains Audit and Compensation Committees comprised solely of independent directors. The charters of these committees are available on the Company’s website, www.mediageneral.com, and in print from the Investor Relations Department.

Audit Committee Financial Experts

The Board of Directors has determined that two members of the Audit Committee, Thompson L. Rankin and Walter E. Williams, each of whom is also independent under the rules of the SEC and the NYSE, are “audit committee financial experts” in accordance with applicable SEC rules. In reaching this conclusion, the Board considered those members’ qualifications in the aggregate, including the following relevant experience.

•	Mr. Rankin has served as a Director of the Company from 1985-1994 and since 2001 and has been a member of the Audit Committee for each of those years. He also has been the chief operating officer, president and chief executive officer of Lykes Bros., Inc., and chairman and chief executive officer of Lykes Energy, Inc., and in such capacities has actively supervised those companies’ principal financial officers, principal accounting officers, controllers, internal auditors and the services of its independent public accountants. He additionally serves as a director of TECO Energy, Inc., where he is a member of that company’s audit committee and its finance committee.

•

Mr. Williams has served as a Director of the Company since 2001 and has been the Chairman of the Audit Committee since 2003. He has degrees in economics from California State University (B.A.) and UCLA (M.A. and Ph.D.). He has served for over 20 years on the faculty of George Mason University, where he is the John M. Olin Distinguished Professor of

Economics and was the department chairman from 1995 to 2001. He is also an author, columnist and frequent television and radio commentator.

The Board of Directors similarly anticipates that, in 2006, it will consider the qualifications and experience of the third member of the Audit Committee, Diana F. Cantor, and that Mrs. Cantor also will be considered an “audit committee financial expert.”

STOCK OWNERSHIP OF EXECUTIVE OFFICERS

The following table lists the beneficial ownership of the Company’s Class A and Class B Stock by the executive officers named in the “Summary Compensation Table” as of February 16, 2006.

Name	Number and Percentage* of Shares Beneficially Owned February 16, 2006
	Class A(1)%			Class B		%
J. Stewart Bryan III	1,288,596	(2)	5.5%	465,580	(2)	83.7%
Marshall N. Morton	221,591	(3)		—
O. Reid Ashe, Jr.	129,713	(4)		—
H. Graham Woodlief, Jr.	100,382	(5)		—
George L. Mahoney	48,591	(6)		—
James A. Zimmerman	77,374	(7)		—

*Percentages of stock ownership less than one percent are not shown.

(1)	Includes shares held in the 401(k) Plan as of January 31, 2006.

(2)	For further information as to stock held by Mr. Bryan, see “Voting Securities and Principal Holders Thereof.”

(3)	Shares listed for Mr. Morton include 111,867 shares subject to currently exercisable options and 85,600 shares registered in his name under the Restricted Stock Plan.

(4)	Shares listed for Mr. Ashe include 66,000 shares subject to currently exercisable options and 59,800 shares registered in his name under the Restricted Stock Plan. Mr. Ashe is co-trustee, along with his wife, of 2,840 shares held in a revocable trust.

(5)	Shares listed for Mr. Woodlief include 52,867 shares subject to currently exercisable options and 41,700 shares registered in his name under the Restricted Stock Plan.

(6)	Shares listed for Mr. Mahoney include 16,534 shares subject to currently exercisable options and 25,700 shares registered in his name under the Restricted Stock Plan.

(7)	Shares listed for Mr. Zimmerman include 42,834 shares subject to currently exercisable options and 31,900 shares registered in his name under the Restricted Stock Plan.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth annual and long-term compensation for the last three years for the Company’s former and current Chief Executive Officer and the four other most highly compensated executive officers.

Summary Compensation table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Restricted Stock ($)(2)	Options (#)	All Other Compensation ($)(3)
J. Stewart Bryan III, Chairman (former Chief Executive Officer)	2005 2004 2003	$875,000 875,000 875,000	$423,596 529,856 427,302	$273,407 283,940 295,931	$2,589,600 — 2,563,015	33,400 31,400 35,100	$413,240 426,340 2,373,140

Marshall N. Morton, President and Chief Executive Officer	2005 2004 2003	715,000 615,000 570,000	346,139 372,413 278,357	90,882 50,319 50,319	1,909,440 — 1,667,368	24,700 22,100 22,800	173,752 108,164 106,089

O. Reid Ashe, Jr., Executive Vice President and Chief Operating Officer	2005 2004 2003	550,000 535,000 470,000	266,261 323,969 229,522	39,861 38,219 38,219	1,628,640 — 1,374,452	21,000 19,200 18,800	91,240 85,820 62,500

H. Graham Woodlief, Jr., Vice President	2005 2004 2003	480,000 447,500 417,500	194,599 211,984 186,444	57,517 46,937 45,765	854,880 — 732,290	11,000 9,600 10,000	98,740 83,635 79,586

George L. Mahoney, Vice President, General Counsel and Secretary	2005 2004 2003	425,000 395,000 362,500	168,338 195,703 144,839	31,020 26,430 27,041	567,840 — 422,475	7,300 5,700 5,800	68,840 59,600 58,570

James A. Zimmerman Vice President	2005 2004 2003	417,500 392,500 370,000	159,461 191,130 133,197	34,460 28,053 28,481	617,760 — 540,768	8,000 7,000 7,400	73,857 61,640 64,318

(1)	The amounts disclosed under this column for the most recent fiscal year (2005) consist of the following:

	Above-Market Amounts Earned on Deferred Compensation During the Fiscal Year	Tax Gross Up Associated with Variable Universal Life Insurance for the Benefit of the Named Executive Officer	Total
J. Stewart Bryan III	18,802	$254,605	$273,407
Marshall N. Morton	—	90,882	90,882
O. Reid Ashe, Jr.	—	39,861	39,861
H. Graham Woodlief, Jr.	7,759	49,758	57,517
George L. Mahoney	—	31,020	31,020
James A. Zimmerman	—	34,460	34,460

(2)	At December 25, 2005, the number and value of the aggregate restricted stock awards held by named executives were:

Name	# of Shares	Value
J. Stewart Bryan III	161,200	$8,442,044
Marshall N. Morton	85,600	4,482,872
O. Reid Ashe	59,800	3,131,726
H. Graham Woodlief, Jr.	41,700	2,183,829
George L. Mahoney	25,700	1,345,909
James A. Zimmerman	31,900	1,670,603

Shares were awarded in the name of each executive, and each had all rights of other Class A Stockholders, including dividends, subjects to certain restrictions and forfeiture provisions.

(3)	The amounts disclosed under this column for the most recent fiscal year (2005) consist of the following:

Name	Annual Company Contributions to Vested and Unvested Defined Contribution Plans	Dollar Value of Insurance Premiums Paid by the Company With Respect to Variable Universal Life Insurance for the Benefit of the Named Executive Officer	Dollar Value of Insurance Premiums Paid by the Company With Respect to Term Life Insurance for the Benefit of the Named Executive Officer	Total
J. Stewart Bryan III	$50,400	$362,800	$40	$413,240
Marshall N. Morton	44,212	129,500	40	173,752
O. Reid Ashe, Jr.	34,400	56,800	40	91,240
H. Graham Woodlief, Jr.	27,800	70,900	40	98,740
George L. Mahoney	24,600	44,200	40	68,840
James A. Zimmerman	24,717	49,100	40	73,857

Options Grants in the Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value ($)(2)
J. Stewart Bryan III	33,400	8.8%	$63.18	Jan. 27, 2015	$709,583
Marshall N. Morton	24,700	6.5	63.18	Jan. 27, 2015	524,752
O. Reid Ashe, Jr.	21,000	5.5	63.18	Jan. 27, 2015	446,145
H. Graham Woodlief, Jr	11,000	2.9	63.18	Jan. 27, 2015	233,695
George L. Mahoney	7,300	1.9	63.18	Jan. 27, 2015	155,089
James A. Zimmerman	8,000	2.1	63.18	Jan. 27, 2015	169,960

(1)	The amounts listed under this column represent the number of shares of the Company’s Class A Stock covered by options granted to the named executive officers during fiscal 2005 under the provisions of the 1996 Employees Non-qualified Stock Option Plan. The options expire on January 27, 2015, and are exercisable in one-third increments over a three-year period and expire 10 years after the date of grant. Options vest immediately upon an optionee’s death during employment or upon retirement after age 55 with 10 years of service.

(2)	Option values were computed using the Black-Scholes pricing model. The assumptions used in the model were: expected volatility of .23; zero-coupon government bond yield of 4.47%; dividend yield of 1.30%; and time to exercise of 10 years. Additionally, a 5.72% discount was applied to reflect three-year pro rata vesting (3% per year probability of forfeiture). The actual value, if any, an executive may realize will depend on the amount by which the stock price on the date of exercise exceeds the exercise price. There is no assurance that the value actually realized by an executive will be at or near the value estimated by use of the Black-Scholes model.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

The following table provides information with respect to options exercised during fiscal 2005 and the number and value of stock outstanding at the fiscal year-end.

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
J. Stewart Bryan III	—	$—	227,367	66,033	$1,091,198	$—
Marshall N. Morton	7,800	283,569	96,867	47,033	608,952	—
O. Reid Ashe, Jr	—	—	46,333	40,067	120,279	—
H. Graham Woodlief, Jr	—	—	42,667	20,733	85,308	—
George L. Mahoney	—	—	10,267	13,033	7,632	—
James A. Zimmerman	7,400	192,325	35,367	15,133	117,057	—

(1)	The amount listed represents the difference between the closing price of the Company’s Class A Stock at the end of fiscal 2005 ($52.37) and the exercise price per share, multiplied by the number if shares covered be the options.

Pension Plan Table

The following table reflects the estimated aggregate retirement benefits to which certain executive officers of the Company, including each of the named executive officers in the Summary Compensation Table, are entitled under the provisions of the Company’s non-contributory, funded Employees Retirement Plan and the Executive Supplemental Retirement Plan (the Plans). An executive with 15 years of service after admission to the Executive Supplemental Retirement Plan (SERP) who has attained the age of 65 and who has remained in the employ of the Company may elect to begin to receive in-service distributions of that executive’s accrued supplemental retirement benefit. In doing so the benefit is calculated and future salary and bonus increases will not affect the benefit owed to the executive. The executive receives a one-time 35% lump sum distribution of the calculated benefit and a life annuity for the remaining value.

The amount of benefit in the following table assumes that the executive has completed a minimum of 15 years of service and has not elected in-service distributions under the SERP. The benefit amount will be reduced if an executive elects to receive in-service distributions, for service of less than 15 years, or if the executive retires prior to attaining age 63. Additional benefits are not earned for service beyond 15 years.

Highest Five-Year Average Compensation	Lifetime Annual Benefit at or After Normal Retirement Date
$ 350,000	$192,500
450,000	247,500
550,000	302,500
650,000	357,500
750,000	412,500
850,000	467,500
950,000	522,500
1,050,000	577,500
1,150,000	632,500
1,250,000	687,500
1,350,000	742,500
1,450,000	797,500

The amount of benefit for the executive officers named in the Summary Compensation Table is derived by averaging each officer’s five highest years of “Annual Compensation,” as reflected in the “Salary” and “Bonus” columns of such tables. Retirement benefits shown are payable without offset for Social Security in monthly installments as life annuities, or in other optional forms, upon retirement after attaining age 63. Benefits for executives who participated in both plans prior to January 1, 1991, are reduced by the amount of benefits payable to them under pension plans of former employers.

Audit Committee Report

The Audit Committee Charter was re-adopted by the Board of Directors on January 26, 2006, and is attached hereto as Appendix B.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and operates under a written charter adopted by the Board. Company management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling these oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the suitability, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In addition, the Committee reviewed with the Company’s independent registered public accounting firm its judgments as to the suitability, not just the acceptability, of the accounting principles adopted by the Company as well as such other matters as are required to be discussed with the Committee under the standards of the Public Company Accounting Oversight Board (PCAOB). The Committee also has discussed with the independent auditors the auditors’ independence from management and the Company, including matters in the written disclosures and letter required by the PCAOB and received by the Committee, and considered the compatibility of non-audit services with the auditors’ independence. It also reviewed the Company’s compliance with the internal control provisions of Section 404 of the Sarbanes-Oxley Act of 2002.

The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Committee held six meetings during 2005.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements at, and for the three years ended December 25, 2005, be included in the Annual Report on Form 10-K for filing with the SEC.

The Audit Committee

Walter E. Williams, Chairman

Diana F. Cantor

Thompson L. Rankin

Audit and Non-Audit Fees

A copy of the Audit Committee’s Pre-Approval Policy and Procedures is attached hereto as Appendix C.

The following table presents fees billed by Ernst & Young LLP for services provided during fiscal 2005 and 2004. All services reflected in the fees below were pre-approved by the Audit Committee in accordance with its established procedures.

	2005	2004
Audit Fees (a)	$1,266,000	$1,231,000
Audit-Related Fees (b)	56,000	150,000
Tax Fees (c)	69,000	74,000
All Other Fees	—	—

Total	$1,391,000	$1,455,000

(a)	Audit Fees include professional services provided for the audit of the Company’s annual financial statements as well as reviews of the Company’s quarterly reports on Form 10-Q and fees for professional services for the audit of the Company’s internal controls under Section 404 of the Sarbanes-Oxley Act.

(b)	Audit-Related Fees include audits of the Company’s employee benefit plans and due diligence procedures in 2005 and 2004.

(c)	Tax Fees include in 2005 and 2004 fees for professional services for tax-related advice and compliance including reviewing federal and state tax returns and executive tax services. Executive tax services reported for 2005 related to services provided for the 2004 calendar year and subsequently were discontinued by Ernst & Young.

Compensation Committee Report

Media General’s compensation system is a management tool that is used to support and reinforce key operating and strategic goals. It is applied consistently to all salaried employees.

The Company’s compensation programs for management employees are designed to build a strong link between an individual’s performance and his or her related compensation opportunities as well as to align the interests of key Media General employees with those of the Stockholders. These two elements induce eligible employees to be more responsive to the needs of the Company. Periodically, the Company reviews its compensation programs with independent consultants who report directly to the Committee to ensure that, corporately, the compensation program is competitive and is taking advantage of current thinking in the field of compensation management.

The Compensation Committee feels that a tightly administered program that rewards eligible managers for appropriate performance is a constructive way to attract and retain talented personnel. Eligibility to participate in Media General’s annual and long-term incentive programs is determined by the Committee assisted by recommendations from the Chief Executive Officer.

There are three components to total executive compensation at Media General: base salary and short- and long-term incentives. Using both general and specific media industry surveys targeted to the

Company’s size along with published data on executive compensation levels, the Committee has established second quartile (51st-75th percentile) targets for each component. The number of companies participating in such surveys varies but provides for a statistically meaningful group in any given year.

Base salary levels are determined with reference to external competitive levels (as described previously) and internal equity. Pay and performance then are linked through the use of the two incentive programs.

The short-term incentive program combines specific threshold, target and maximum performance goals established at the beginning of the measurement year with award targets, as described previously. Goals are based predominantly on profit and asset utilization levels and are established individually for each business unit and for the Company. No awards are paid until an aggregate corporate cash flow threshold (which is reset annually) is attained. Cash awards are paid based on the accomplishment of these goals. Maximum awards for operating units are attained at 150% of target, with a maximum payout at 250% of the target. At the corporate level, maximum awards are attained at 120% of target with a maximum payout of 200% of target. Barring exceptional circumstances, which, in the Committee’s opinion, were not under operating unit control, no bonuses are paid at either the operating or corporate level for performance that is less than 80% of target.

A long-term incentive program is used to reward sustained stock price growth and/or achievement of long-term, pre-established earnings per share growth targets. Awards in this program are made in the form of stock options (typically awarded to eligible participants annually at fair market value on the grant date, vesting over a three-year period) and restricted stock (typically granted to selected executive officers every other year with restrictions on sale (currently ten years) that may be lifted if pre- established earnings per share growth targets are met). The combined expected value of stock-based awards is targeted to achieve competitive levels of total compensation as described earlier; for those selected executive officers who are eligible to receive both restricted stock and stock options, annual grants are awarded on the basis that 60% of the competitive long-term incentive target would be delivered through restricted stock. The Committee notes that the relative value of a given award at the end of the measurement period is heavily dependent on the growth in value of the common stock of the Company over the time period. The vesting and ten-year trading restrictions emphasize the long-term nature of these awards and encourage eligible employees to remain in the employ of the Company.

Section 162(m) of the Internal Revenue Code disallows a deduction for compensation in excess of $1,000,000 paid to any of the executive officers named in the Summary Compensation Table, unless such excess compensation qualifies as “performance-based compensation” under Section 162(m) and related Internal Revenue Service regulations. The Compensation Committee seeks to maximize the deductibility of compensation paid to executive officers but also recognizes that the payment of non-deductible compensation may at times be in the best interests of the Company.

CEO Compensation During 2005

On July 1, 2005, Marshall N. Morton assumed the responsibilities of the Company’s Chief Executive Officer from J. Stewart Bryan III, pursuant to an established transition plan. Mr. Bryan continues to serve as Chairman of the Company’s Board of Directors.

The Committee considered CEO compensation issues over several meetings before and after the effective date for this transition. Guided by studies conducted by its professional compensation consultants both with respect to CEO compensation at peer companies and at other companies that recently had experienced similar transitions, the Committee determined that only compensation level adjustments rather than structural changes were necessary in connection with this transition.

The Committee believes that compensation adjustments for Mr. Bryan and Mr. Morton during the transition should reflect each executive’s level of involvement in the transition, Mr. Morton’s familiarity with the industry and the Company and, finally, the pace of the transition. The Committee decided that a measured approach would be appropriate over a several-step transition period beginning with Mr. Morton’s assumption of chief executive responsibilities. Taking the first step, the Committee decided to recommend, and the Board of Directors adopted, a July 1, 2005, increase in Mr. Morton’s base compensation from $645,000 to $785,000. Effective January 1, 2006, again on the recommendation of the Compensation Committee, the Board adjusted Mr. Bryan’s annual base compensation to $730,000, from $875,000, and it increased formula-based annual and long-term stock award multiples for Mr. Morton, also in accordance with competitive practice, as outlined previously. Mr. Bryan accordingly received a 2005 annual bonus of $423,596, and Mr. Morton received a 2005 annual bonus of $346,139. At the beginning of fiscal year 2005, before the transition, Mr. Bryan also received a stock option award of 33,400 shares of Media General Class A Stock and an award of 41,500 shares of restricted Class A Stock, and Mr. Morton received a stock option award of 24,700 shares of Media General Class A Stock and an award of 30,600 shares of restricted Class A Stock, based on the standard provisions of Media General’s annual and long-term incentive plans.

The Compensation Committee

Charles A. Davis, Chairman

Coleman Wortham III

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (Exchange Act) requires that the Company’s Executive Officers, Directors and persons owning more than 10% of the Company’s Class A Stock file reports of ownership and changes in ownership with the SEC and with the Company.

Based solely upon a review of such reports furnished to the Company, the Company believes that during the fiscal year ended December 25, 2005, the Executive Officers, Directors and persons owning in excess of 10% of the outstanding shares of the Company’s Class A Stock complied with the filing requirements of Section 16(a), except that no Section 16(a) filings were made by GAMCO Investors, Inc., or Gabelli Funds, LLC (the Gabelli entities), each a 10% holder. The Gabelli entities previously have asserted that such filings were not required by reason of an exemption for shares held by an institution without the purpose or effect of changing or influencing the control of an issuer. The foregoing exemption is not available to the Gabelli entities, in the Company’s view. Several of the Gabelli entities previously also have asserted the absence of a pecuniary interest in the shares they beneficially own. See “Voting Securities and Principal Holders Thereof.”

Performance Graph

The following graph shows the cumulative total Stockholder return on the Company’s Class A Stock over the last five fiscal years as compared to the returns of the Standard & Poor’s (S&P) Publishing Index, and the New York Stock Exchange (NYSE) Market Index. The graph assumes $100 was invested on December 23, 1999, in the Company’s Class A Stock, the S&P Publishing Index and the NYSE Market Index and also assumes reinvestment of dividends.

RETENTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At its January 2006 meeting, the Audit Committee retained the firm of Ernst & Young LLP as the independent registered public accounting firm of the Company for the 2006 fiscal year. Ernst & Young LLP has examined the accounts of the Company for many years, including 2005. Ernst & Young LLP advises that it is an independent registered public accounting firm with respect to the Company within the meaning of the applicable rules and regulations of the SEC. A representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement, if he desires to do so, and to respond to appropriate questions from Stockholders.

ITEM 2—APPROVAL OF AMENDMENTS TO THE 1995 LONG-TERM INCENTIVE PLAN

At the Annual Meeting, the Class A and Class B Stockholders will be asked to approve amendments to the Media General, Inc., 1995 Long-Term Incentive Plan, as amended and restated on May 18, 2001 (Plan), that will increase the total number of shares of Class A Common Stock (Shares) available for awards under the Plan, re-approve the material terms of the Plan and make certain other “best practice” and tax-related changes to the Plan document, a copy of which is attached hereto as Appendix D.

Background

The Plan initially was approved by Stockholders at the 1995 Annual Meeting in order to promote the identity of interests between Stockholders and employees by encouraging and creating significant stock ownership and to attract and retain the services of qualified employees. The Plan was amended and restated by Stockholders, based upon a recommendation from the Board of Directors, at the 2001 Annual Meeting. Those changes principally increased the total number of shares available for awards under the Plan, increased the maximum annual awards available and added certain performance criteria that might be used in making awards.

The Board of Directors believes the Plan has functioned as intended, with each Stockholder authorization (in 1995 and 2001) providing for approximately five years of additional awards. To continue the link between compensation and corporate performance, and to provide for additional awards for approximately six to seven years, the Board of Directors has adopted, subject to Stockholder approval, the proposed amendments, the specifics of which were developed with the assistance of a national benefits consulting firm.

Proposed Amendments

The Plan originally authorized the use of 1,300,000 Shares, no more than 400,000 of which would be available for full-value, stock-based awards (performance awards, performance-based restricted stock, performance accelerated restricted stock and other stock-based awards). The 2001 amendments increased the total available Shares by 2,200,000, of which 400,000 could be used for full-value awards (performance awards, performance-based restricted stock, performance accelerated restricted stock and other stock-based awards), all subject to certain limits on annual individual awards. As of December 25, 2005, the end of the Company’s 2005 fiscal year, 702,596 Shares remained available for awards, no more than 232,997 of which were available for full-value awards. As of February 16, 2006, the Record Date for the Annual Meeting, 173,626 Shares remained available for awards, no more than 168,694 of which were available for full-value awards. The weighted average remaining contractual life of the stock options outstanding as of February 16, 2006, is approximately 7.5 years.

The first proposed amendment to the Plan will increase the total available Shares by 3,800,000, of which 760,000 could be used for full-value awards (performance awards, performance-based restricted stock, performance accelerated restricted stock and other stock-based awards), subject to previously established limits on annual individual awards. A second set of amendments is intended to keep the Plan current with “best practices,” by eliminating certain provisions never utilized by the Compensation Committee, and to update the Plan in light of certain tax-related legislative developments.

More specifically, the Board of Directors recommends the elimination of three provisions from the Plan. They involve a potential methodology which could have considered only the net shares tendered from option exercises or for tax withholding against the Share reserve, “dividend equivalent rights,” which could be used to provide additional shares as dividend equivalents on awards made pursuant to the Plan, and “stock option repricing,” which could allow repricing of previously granted stock options. No awards granted previously under the Plan have utilized “dividend equivalent rights” or any of these features, and the Board of Directors does not believe that their elimination from the Plan will adversely impact the Compensation Committee’s ability to deliver effective long-term incentives to participants. The tax-related changes principally involve revisions to the Plan’s share adjustment and deferral provisions as well as the definition of “Fair Market Value.” These changes are intended to ensure compliance with Section 409A of the Internal Revenue Code so that participants will not be subject to taxes and penalties under that Code section.

Performance Goals and Award Limits under the Plan

The Compensation Committee is authorized to designate participants from among eligible officers and other employees, determine the type and number of awards to be granted, set terms and conditions of awards and make all determinations which may be necessary or advisable for Plan administration.

The Plan is generally designed to comply with Section 162(m) of the Code, which requires per-person award limits and Stockholder approval of the financial or other performance criteria used by the Committee for making performance-based awards.

The Committee may use the following performance criteria, individually or in any combination, for making performance-based awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group, or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; or reductions in costs.

The Plan also contains certain limits on annual individual awards. The limit on shares available annually for individual awards of stock options and stock appreciation rights (SARS) is 200,000 shares; the maximum payout under performance-based awards is $2,000,000 and the maximum shares available annually for restricted stock and other stock-based awards is 100,000 (or 200,000 over a two-year period). No changes are recommended for either the foregoing performance criteria or these award limits.

Other Features of the Plan

The Plan additionally provides for the discretionary grant by the Committee of deferred stock, performance accelerated restricted stock, performance awards, performance-based restricted stock, re -

stricted stock, stock appreciation rights, stock options and other stock-based awards, or combinations of these awards. The only Awards to-date have been non-qualified stock options and performance accelerated restricted stock.

The individuals eligible to participate in the Plan are the chief executive officer and the Company’s other most highly compensated officers (Covered Employees), who in 2005 were the individuals named in the Summary Compensation Table in this Proxy Statement and other salaried employees of the Company and its subsidiaries whose performance significantly may affect the success of the Company (approximately 164 people). No determination has been made as to which of the persons eligible to participate in the Plan will receive awards under the Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.

The Plan allows Shares forfeited or related to an Award which terminates without issuance of Shares to become available again for issuance, but in no event shall the number of shares subject to outstanding Awards exceed the total shares authorized by Stockholders. The closing price of a share of Class A Common Stock on the New York Stock Exchange on February 16, 2006, was $50.55.

Amendment, Termination and Adjustments

The Board may amend, suspend or terminate the Plan without the consent of Stockholders or participants, except that Stockholder approval must be sought if any such amendment would have the effect of increasing the total number of Shares that may be awarded under the Plan, increasing the per-participant limits on Shares to be awarded under the Plan, materially increasing the benefits accruing to Covered Employees or if Stockholder approval otherwise is required by any applicable law or regulation or rule of a stock exchange or if the Board in its discretion determines that obtaining such approval is advisable.

Federal Income Tax Implications

The grant of an option or SAR will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction at that time. Upon exercising an option other than an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the Shares acquired. Upon exercising a SAR, the participant generally must recognize ordinary income equal to the cash or the fair market value of Shares received. In each case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

A participant’s disposition of Shares acquired upon the exercise of an option or SAR will result in a short-term or long-term capital gain or loss (except in the event that shares issued pursuant to the exercise of an ISO are disposed of within two years after the date of grant of the ISO or within one year after the transfer of the Shares to the participant) measured by the difference between the sale price and the participant’s tax basis in such Shares (or the exercise price of the option in the case of Shares acquired by the exercise of an ISO and held for the applicable ISO holding period). Generally, there will be no tax consequences to the Company in connection with a disposition of Shares acquired under an option or other award, except that the Company will be entitled to a deduction (and the participant will recognize ordinary taxable income) if Shares acquired upon the exercise of an ISO are disposed of before the applicable ISO holding period has been satisfied.

With respect to awards granted under the Plan that may be settled either in cash, Shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant generally must recognize compensation income equal to the cash or the fair market value of stock or other property received. The Company will be entitled to a deduction for the same amount. With respect to awards involving Shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the Company will be entitled to a deduction for the same amount at the same time the participant recognizes ordinary income.

In each instance described above, the deduction available to the Company may be limited by Section 162(m) of the Code which places a $1 million limit on the deduction that may be taken for compensation paid to any Covered Employee unless such compensation is based upon the attainment of performance goals established by the Committee and paid pursuant to a plan approved by Stockholders. The Plan is designed so that options, SARs and performance-based awards (except for performance accelerated restricted stock) will qualify as performance-based compensation.

The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

Equity Compensation Plan Information

The following tables show equity compensation plan information as of the end of the 2005 fiscal year (December 25, 2005) and the Record Date (February 16, 2006):

As of December 25, 2005

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
1966 Selected Employees’ Stock Option Plan	400	$2.31	—
1971 Unqualified Stock Option Plan	2,900	$2.50	—
1976 Non-qualified Stock Option Plan	5,100	$2.50	—
1987 Non-qualified Stock Option Plan	69,200	$38.77	—
1995 Long-Term Incentive Plan	1,573,424	$56.37	702,596
Equity compensation plans not approved by security holders
None
Total	1,651,024	$55.36	702,596

As of February 16, 2006

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
1966 Selected Employees’ Stock Option Plan	400	$2.31	—
1971 Unqualified Stock Option Plan	2,900	$2.50	—
1976 Non-qualified Stock Option Plan	5,100	$2.50	—
1987 Non-qualified Stock Option Plan	69,200	$38.77	—
1995 Long-Term Incentive Plan	2,091,794	$54.62	173,626
Equity compensation plans not approved by security holders
None
Total	2,169,394	$53.92	173,626

The Board of Directors recommends a vote FOR approval of the amendments to the Media General, Inc., 1995 Long-Term Incentive Plan. Approval requires a majority of votes cast by holders of Class A and Class B Common Stock voting together and not as separate classes.

NOMINATIONS AND PROPOSALS FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

The By-laws of the Company provide that the Annual Meeting of stockholders shall be held during the Company’s second fiscal quarter on a date fixed by the Board of Directors. The Company’s 2007 Annual Meeting will be held on April 26, 2007.

Rule 14a-8 under the Exchange Act contains eligibility requirements that must be satisfied for a stockholder to submit a proposal for inclusion in a company’s proxy statement. One of the eligibility requirements under that Rule is that a stockholder be entitled to vote on the proposal the stockholder seeks to submit. In addition, it is the Company’s view that ownership of shares of a class not registered under the Exchange Act does not entitle a Stockholder to submit a proposal under the Rule. Stockholders who believe they are eligible to have their proposals included in the Company’s Proxy Statement for the 2007 Annual Meeting of Stockholders, in addition to other applicable requirements established by the SEC, must ensure that their proposals are received by the Secretary of the Company no later than November 13, 2006.

The By-laws of the Company also establish advance notice procedures for eligible Stockholders to make nominations for Director and to propose business to be transacted at an Annual Meeting. Under the Company’s By-laws, a Stockholder who wishes to submit Director nominations or other proposals for business for the 2006 Annual Meeting must ensure that the same are received by the Secretary of the Company between December 27, 2006, and January 26, 2007. The Company’s By-laws also require that certain specific information accompany a Stockholder’s notice of nomination or proposal for business.

DIRECTOR NOMINATION PROCESS

The Board believes that, in the context of the Company’s dual-class capital structure and Mr. Bryan’s voting control, the interests of both the Class A and Class B Stockholders are best represented through a nomination process in which all Directors are able fully to participate. Accordingly, the Board has determined that it is appropriate for it (and not a nominating committee) to be responsible for identifying candidates qualified to become Directors and for selecting the Company’s director nominees in connection with each Annual Meeting.

Pursuant to the Company’s Principles of Corporate Governance, a copy of which is available without charge on the Company’s website, www.mediageneral.com, and in print from the Investor Relations Department, the Board is responsible for identifying individuals qualified to become Directors and selecting the Company’s director nominees for election to the Board. Under the Corporate Governance Principles, in identifying and selecting candidates for election as Directors, the Board is to consider candidates’ prior business and industry experience and the expressed interest of any shareholder entitled to elect at least a majority of the Directors. Moreover, except for any Director who may have been an officer of the Company, Directors over the age of 73 are not eligible for reelection.

To qualify to be one of the Company’s director nominees, at a minimum, a candidate must exhibit the highest standards of integrity, commitment and independence of thought and judgment and be able to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties as a Director. The Board believes that the Directors as a group should have a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests. In that connection, in selecting director nominees, the Board reviews information regarding each proposed candidate, including any information provided in connection with a Stockholder recommendation submitted in accordance with the procedures described below, and considers the demonstrated talents, skills and expertise of any proposed candidate in relation to those of the existing Directors. The Board has considered each of these matters in connection with its recommendation that its nominee, Rodney A. Smolla, be elected a Director of the Company. Mr. Smolla was recommended originally to the Board as a possible candidate by Mr. Bryan.

In selecting the Company’s director nominees in connection with each Annual Meeting, it is the policy of the Board to consider director candidates recommended by any Stockholder of the Company. Pursuant to procedures adopted by the Board, Director candidate recommendations made by Stockholders in connection with any Annual Meeting must be submitted, in writing, and received by the Secretary of the Company at least 120 days prior to the anniversary of the date on which the Company mailed its proxy statement in connection with the prior year’s Annual Meeting. Any Stockholder who wishes to recommend to the Board a candidate for election at the Company’s 2007 Annual Meeting must ensure that the recommendation is received by the Secretary of the Company not later than November 16, 2006. Stockholder recommendations must be submitted together with the following information regarding the candidate:

•	the candidate’s full name, age, principal occupation and employer;

•	the candidate’s residence and business addresses and telephone numbers;

•	a biographical profile of the candidate, including educational background and business and professional experience and experience in the industries in which the Company has operations;

•	any relationship between the candidate and the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and all other information necessary for the Board to determine whether the candidate meets the Board’s independence standards and qualifies as independent under the NYSE rules;

•	the classes and number of shares of stock of the Company owned beneficially and of record by the candidate;

•	any other information relating to the candidate (including a written consent of the candidate to be named as a nominee of the Company and to serve as a Director if elected) that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of Directors pursuant to the SEC’s proxy rules and the rules of the NYSE; and

•	any other information regarding the candidate that the Stockholder wishes the Board to consider in evaluating the recommended candidate.

In addition, when submitting a recommendation, a Stockholder must include the following information:

•	the Stockholder’s full name, principal occupation and employer;

•	the Stockholder’s address and telephone number;

•	the classes and number of shares of stock of the Company owned beneficially and of record by the Stockholder, including, if the Stockholder is not a Stockholder of record, proof of ownership of the type referred to in Rule 14a-8(b)(2) of the SEC’s proxy rules;

•	a description of all arrangements and understandings between the Stockholder and each candidate being recommended by the Stockholder and any other person or persons (including their names) pursuant to which the candidate(s) are being recommended by the Stockholder; and

•	any other information relating to the Stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of Directors pursuant to the SEC’s proxy rules and the rules of the NYSE.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to the Company’s Directors, officers and employees, including the Company’s Chief Executive Officer, Chief Financial Officer, Controller and others performing similar functions. A copy of the Company’s Code of Business Conduct and Ethics is available without charge on the Company’s website, www.mediageneral.com, and in print from the Investor Relations Department. The Company intends to disclose on its website any amendments that are made to the Code as well as any waivers granted under the Code to any Executive Officer or Director, as required by the rules of the SEC and the NYSE.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

As a policy matter, all Directors are urged strongly to attend each Annual Meeting of Stockholders. All members of the Board attended the Company’s Annual Meeting in 2005.

COMMUNICATIONS WITH BOARD OF DIRECTORS

Stockholders or other interested parties desiring to send communications to the Board’s independent Directors, non-management Directors or any individual Director, including the Director to preside at the Board’s next executive session, may do so by addressing their correspondence to “Corporate Secretary, Media General, Inc., P.O. Box 85333, Richmond, Virginia 23293-0001” and by marking the envelope “Confidential—Communication to Board of Directors.” The Board’s independent non-management Directors have approved a process by which the Corporate Secretary will maintain a log of all such correspondence and will review, sort and summarize this correspondence. Communications determined to be appropriate in accordance with the independent non-management Directors’ approved process will be forwarded to the individual members of the Board. Directors at any time may review the log of all correspondence and request a copy of any communication.

SOLICITATION OF PROXIES

The Company may solicit proxies in person or by telephone or mail. The cost of solicitation of proxies, including the reimbursement to banks and brokers for reasonable expenses in sending proxy material to their principals, will be borne by the Company. Officers and other employees of the Company may participate in such solicitation, for which they will receive no special or additional compensation. In addition, the Company has retained D. F. King & Co. to assist in the solicitation of proxies for a basic fee of $8,000, plus reimbursement of out-of-pocket expenses.

OTHER MATTERS

Management does not intend to present, nor, in accordance with the Company’s By-laws, has it received proper notice from any person who intends to present, any matter for action by Stockholders at the Annual Meeting, other than as stated in the accompanying Notice. However, the enclosed proxy confers discretionary authority with respect to the transaction of any other business which properly may come before the meeting, and it is the intention of the persons named in the enclosed proxy to vote the same in accordance with their best judgment.

Electronic Delivery of Proxy Materials and Annual Report

The Notice of Annual Meeting, Proxy Statement and 2005 Annual Report are available at www.mediageneral.com. Instead of receiving paper copies of these materials in the mail in the future, most Stockholders can elect to receive an email which will provide a link to these documents on the Internet. Opting to receive proxy materials online helps to reduce the Company’s printing and mailing costs and provides Stockholders with a convenient, automatic link to the proxy vote site.

Most Stockholders desiring to enroll in this electronic delivery service may do so by visiting www.amstock.com and following the prompts for email enrollment; others will find a separate page with electronic delivery information in the envelope containing their proxy materials. “Street name” Stockholders can check the information in the proxy materials provided by their bank or broker.

Enrollment is effective until cancelled, and Stockholders may withdraw consent to electronic delivery at anytime and resume receiving Stockholder communications in printed form. Please call Media General Investor Relations at (804) 649-6103 with any questions.

By Order of the Board of Directors

GEORGE L. MAHONEY, Secretary

Richmond, Virginia

March 13, 2006

Stockholders are requested to vote by the Internet, by telephone or by completing and returning the accompanying proxy card in the envelope provided, whether or not they expect to attend the meeting in person. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on April 26, 2006. A proxy may be revoked at any time before it is voted.

APPENDIX A

MEDIA GENERAL, INC.

DIRECTOR INDEPENDENCE STANDARDS

For a Director to be considered independent under the rules of the New York Stock Exchange, the Board of Directors must determine that the Director does not have any material relationship with the Company, either directly or as a partner, shareholder or officer of any organization that has a relationship with the Company. In making this determination, the Board reviews all commercial, industrial, banking, consulting, legal, accounting, familial, charitable and other relationships of the Directors, and it has established the following categorical tests to assist it in its deliberations.

A. A Director will not be considered independent if: (i) the Director is or within the last three years has been an employee of the Company, or an immediate family member of the Director is or within the last three years has been an executive officer of the Company; (ii) the Director or an immediate family member of the Director has received, during any 12-month period within the last three years, more than $100,000 in direct compensation from the Company, other than (x) director and committee fees and pensions or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), (y) compensation received by a Director for former service as an interim Chairman, CEO or other executive officer and (z) compensation received by an immediate family member for service as an employee of the Company (other than as an executive officer of the Company); (iii) the Director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor, the Director is a current employee of such a firm, the Director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice, or the Director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time; (iv) the Director or an immediate family member is or within the last three years has been employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee; or (v) the Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of (a) $1 million or (b) two percent of the other company’s consolidated gross revenues.

B. The following commercial or charitable relationships will not be considered material relationships that would impair a Director’s independence: (i) if a Director or his or her immediate family member is an executive officer, member, director or partner of, or counsel to, another company that does business with the Company, and in the last completed fiscal year, the annual sales of the other company to, or purchases of the other company from, the Company were less that one percent of the annual revenues of such other company in the last completed fiscal year; (ii) if a Director or his or her immediate family member is an executive officer, member, director or partner of, or counsel to, another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other was less than one percent of the total consolidated assets of such other company measured as of the end of such other company’s last completed fiscal year; and (iii) if a Director served as an officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to the organization were less than the greater of (a) $100,000 or (b) one percent of that organization’s total annual charitable receipts for its last completed fiscal year.

A-1

C. For relationships not covered by the above tests, the determination of whether the relationship is material or not, and therefore whether the Director would be independent or not, shall be made by the Directors who satisfy the independence guidelines set forth above. For example, if a Director is an officer of a company that purchases products and services from the Company that are more than one percent of that company’s annual revenues, the independent directors could determine, after considering all the relevant circumstances, whether such a relationship was material or immaterial, and whether the Director therefore would be considered independent under NYSE rules. The Company would explain in its proxy statement the basis for any Board determination that a relationship was immaterial despite the fact that it did not meet the categorical standards of materiality set forth above.

D. “Immediate family members” means a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, or anyone, other than domestic employees, who shares the person’s home. For purposes of applying the look-back provisions of these standards, individuals who are no longer “immediate family members” as a result of legal seperation or divorce or who have died or become incapacitated need to be considered. All references to the Company refer to Media General and its consolidated subsidiaries.

A-2

APPENDIX B

MEDIA GENERAL, INC.

AUDIT COMMITTEE CHARTER

Statement of Policy

The Audit Committee of the Board of Directors shall provide assistance to the Board in fulfilling its oversight responsibilities relating to management’s conduct of the Company’s financial reporting process, the Company’s systems of internal accounting and financial controls, its disclosure controls and procedures, the annual independent audit of the Company’s financial statements, the quality and integrity of the Company’s financial statements, the Company’s compliance with applicable legal and regulatory requirements, the qualifications and independence of the Company’s independent auditors, the performance of the Company’s internal audit function and its independent auditors, and it shall prepare a report to be included in the Company’s annual proxy statement. In so doing, it is the responsibility of the Committee to maintain free and open communications among the Committee, the directors, the independent auditors, the internal auditors and the financial management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company, and it shall have the full power to retain outside legal, accounting or other advisors to assist it in fulfilling its duties.

Committee Membership and Compensation

The Committee shall comprise at least three Directors, each of whom shall meet the independence requirements under applicable laws and the rules of the New York Stock Exchange and the Securities and Exchange Commission (“SEC”).

The members of the Committee shall be appointed by the Board. Committee members may be replaced by the Board.

The Committee shall have at least one member who the Board has determined is an audit committee financial expert, as that term is defined by the SEC, and all members of the Committee shall be financially literate as required by the rules of the New York Stock Exchange. The members of the Committee shall not, directly or indirectly, receive any compensation from the Company, other than directors’ fees.

Responsibilities

The primary responsibility of the Committee is to assist the Board in overseeing the integrity of the Company’s financial reporting process and financial statements. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to assure to the directors and shareholders that the accounting and reporting practices of the Company are in accordance with all applicable requirements and present in clear and accurate fashion the information needed by investors to make responsible investment decisions.

The Committee shall retain and replace the Company’s independent auditors. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors, all in accordance with applicable law, and in connection with the issuance of an audit report or related work. The independent auditors shall report directly to the Committee. The Committee shall have the sole authority to pre-approve each engagement (including the fees and terms of the engagement) of the Company’s independent auditors to perform auditing services or permitted non-audit services, all as described in the Securities Exchange Act of 1934, and the Committee may establish pre-approval polices and procedures for the engagement of the Company’s independent auditors to provide audit or permissible non-audit services.

The Committee shall meet as often as it may determine, but not less than quarterly. The Committee may form and delegate authority to subcommittees when appropriate.

The Committee shall meet periodically with management, the Company’s internal auditors and its independent auditors in separate executive sessions.

The following shall be the common recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate given changing circumstances.

In carrying out its responsibilities, the Committee shall:

Financial Statement and Disclosure Matters

•	Discuss with management and the independent auditors the Company’s annual audited financial statements, including disclosures made in the related Management’s Discussion and Analysis of Financial Condition and Results of Operations, and it shall recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•	Discuss with management and the independent auditors the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including disclosures made in the related Management’s Discussion and Analysis of Financial Condition and Results of Operations and the results of the independent auditor’s reviews of the quarterly financial statements.

•	Review and discuss with management (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, major issues as to the adequacy of the Company’s internal controls and steps adopted in light of any material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues, accounting policies, estimates and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; (c) the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures on the financial statements of the Company; and (d) the general types of information to be disclosed and presentations to be made with respect to any earnings press release (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance to be provided to analysts and ratings agencies.

•	Discuss the Company’s guidelines and policies with respect to how it manages risk assessment and risk management and discuss any major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including:

•	the adoption of, or changes to, the Company’s significant accounting principles and practices as suggested by the independent auditors, internal auditors or management.

•	any management or internal control letter issued or proposed by the independent auditors and the Company’s response to that letter.

•	any accounting adjustments that were noted or proposed by the auditors but that were not recorded.

•	Quarterly, review and discuss with the independent auditors:

•	The initial adoption of, and all significant changes to, critical accounting policies and practices used.

•	All alternative treatments of accounting information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

•	Other written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

•	Review with the independent auditors any problems or difficulties the auditors encountered in the course of their audit work, including any restrictions on the scope of the auditors’ activities or their access to requested information and significant disagreements with management as well as management’s response.

•	Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s Form 10-K and Form 10-Q about any significant deficiencies or material weaknesses in the design or operation of the Company’s internal controls or any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditors

•	Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit.

•	Review the experience and qualifications of the senior members of the independent auditor’s team.

•

Obtain annually from the independent auditors a written list of all of their relationships with and professional services provided to the Company and its related entities, as required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, and review no less frequently than annually a report from the independent auditors regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditors and the Company.

•	Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditor’s quality controls are adequate and whether the provision of non-audit services, if any, is compatible with maintaining the auditor’s independence.

•	With respect to qualifications, performance and independence of the independent auditors, take into account the opinions of management and the internal auditors and present its conclusions to the Board and take such additional actions as it deems appropriate to satisfy itself of the qualifications, performance and independence of the Company’s independent auditors.

•	In addition to the rotation of the lead audit partner every five years, consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

•	Set clear hiring policies for any employees or former employees of the independent auditors who may have been engaged on the Company’s account and take into account pressures that may exist on an auditor seeking a job with the Company.

•	As considered appropriate by the Committee, discuss with the independent auditors (a) issues on which the national office was consulted by the Company’s audit team and (b) matters of audit quality and consistency.

Oversight of the Company’s Internal Audit Function

•	Review the significant reports to management prepared by the internal auditing department and any management responses.

•	Discuss with the internal audit department and the independent auditors the internal audit department’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

•	Obtain from the independent auditors assurance that it has complied with Section 10A of the Securities Exchange Act of 1934.

•	Obtain reports from management and the Company’s independent auditors as to whether the Company and its related entities are in conformity with the Company’s Code of Business Conduct and Ethics.

•	Review reports and disclosures of insider and affiliated party transactions.

•	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

•	Discuss with management and the Company’s independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

Additionally the Committee shall:

•	Obtain the Board’s approval of this Charter and review and reassess its adequacy as conditions dictate, at least annually. In addition, a copy of this Charter shall be included on the Company’s website, and the Company’s proxy statement shall state that this Charter is available on the Company’s website or upon the request of a shareholder of the Company.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of the Company of any concerns regarding accounting or audit matters.

•	Evaluate the Committee’s performance on an annual basis.

•	Establish additional operating procedures to assure conformity with all communication and policy requirements of regulatory bodies relative to the conduct of the Committee.

•	Report regularly to the Board of Directors.

APPENDIX C

MEDIA GENERAL, INC.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Statement of Principles

The Audit Committee periodically shall pre-approve the audit and non-audit services performed by the independent auditors to assure that the provision of such services does not impair the auditors’ independence. The term of any pre-approval is 12 months from the date of pre-approval, unless the Committee specifically provides for a different period.

Delegation

The Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors.

Audit and Audit-Related Services

The annual audit services engagement terms and fees and audit-related services such as assurance and related services reasonably related to the performance of the audit or the review of the Company’s financial statements shall be particularized in the attached appendices and shall be subject to the specific pre-approval of the Committee. The Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, Company structure or other matters.

Tax and Non-Audit Services

The Committee may pre-approve non-audit services, including tax compliance, tax planning and tax advice, that it believes are appropriate, would not impair the independence of the auditors and that are particularized in the attached appendices. In connection with any proposed tax service, the independent auditors shall provide to the Committee an engagement letter relating to the service (which shall include descriptions of the scope of the service and the fee structure), any amendments thereto and any other compensation or other agreement between the independent auditor and any other person with respect to the provision of such service. The independent auditors also shall discuss with the Committee the potential effects of the provision of any proposed tax service on their independence.

Supporting Documentation

With respect to each proposed pre-approved service, the independent auditors shall provide to the Committee detailed back-up documentation setting forth the terms of the particular service to be provided.

[Pre-Approved Appendicies Omitted.]

C-1

APPENDIX D

MEDIA GENERAL, INC.

LONG-TERM INCENTIVE PLAN

Amended and Restated as of April 27, 2006

1. Purpose. The purpose of this 1995 Long-Term Incentive Plan, amended and restated as of April 27, 2006 (the “Plan”) of Media General, Inc. (together with any successor thereto (the “Company”), is (a) to promote the identity of interests between Shareholders and employees of the Company by encouraging and creating significant ownership of Class A Common Stock of the Company by officers and other salaried employees of the Company and its subsidiaries; (b) to enable the Company to attract and retain qualified officers and employees who contribute to the Company’s success by their ability, ingenuity and industry; and (c) to provide meaningful long-term incentive opportunities for officers and other employees who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives.

2. Definitions. In addition to the terms defined elsewhere in the Plan, the following shall be defined terms under the Plan:

2.01. “Award” means any Performance Accelerated Restricted Stock, Performance Award, Option, Stock Appreciation Right, Restricted Stock, Deferred Stock or Other Stock-Based Award or any other right or interest relating to Shares or cash granted to a Participant under the Plan.

2.02. “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

2.03. “Board” means the Board of Directors of the Company.

2.04. “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

2.05. “Committee” means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan, or any subcommittee of either; provided, however, that the Committee, and any subcommittee thereof, shall consist of two or more directors, each of whom is a “disinterested person” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code.

2.06. “Company” is defined in Section 1.

2.07. “Covered Employee” has the same meaning as set forth in Section 162(m) of the Code, and successor provisions.

2.08. “Deferred Stock” means a right, granted to a Participant under Section 6.06, to receive Shares at the end of a specified deferral period.

2.09. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

2.10. “Fair Market Value” means, as of any given date, with respect to Shares, Awards or other property, the average of the highest bid and lowest asked price for the shares as reported on the New York Stock Exchange or other primary market in which Shares are traded, or on any other reasonable basis determined by the Committee using actual transactions in the Shares as reported by such market and consistently applied.

2.11. “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.12. “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.13. “Option” means a right, granted to a Participant under Section 6.06, to purchase Shares, other Awards or other property at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.14. “Other Stock-Based Award” means a right, granted to a Participant under Section 6.08, that relates to or is valued by reference to Shares.

2.15. “Participant” means a person who, as an officer or salaried employee of the Company or any Subsidiary, has been granted an Award under the Plan.

2.16. “Performance Accelerated Restricted Stock” means Restricted Stock granted to a Participant under Section 6.02 containing certain performance criteria established by the Committee which, if met, shall accelerate the vesting thereof.

2.17. “Performance Award” means a right granted to a Participant under Section 6.03 to receive cash, Shares, other Awards or other property, the payment of which is contingent upon achievement of performance goals specified by the Committee.

2.18. “Performance-Based Restricted Stock” means Restricted Stock that is subject to a risk of forfeiture if specified performance criteria are not met within the restriction period.

2.19. “Plan” is defined in Section 1.

2.20. “Restricted Stock” means Shares granted to a Participant under Section 6.05 that are subject to certain restrictions and to a risk of forfeiture.

2.21. “Rule 16b-3” means Rule 16b-3, as from time to time amended and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

2.22. “Shareholders” means the holders of all issued and outstanding Shares.

2.23. “Shares” means the Class A Common Stock, $5.00 par value, of the Company and such other securities of the Company as may be substituted for Shares or such other securities pursuant to Section 9.

2.24. “Stock Appreciation Right” means a right granted to a Participant under Section 6.07 to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise of the right, with payment to be made in cash, Shares, other Awards or other property as specified in the Award or determined by the Committee.

2.25. “Subsidiary” means any corporation (other than the Company) with respect to which the Company owns, directly or indirectly, 50 percent or more of the total combined voting power of all classes of stock. In addition, any other related entity may be designated by the Board as a Subsidiary, provided such entity could be considered as a subsidiary according to generally accepted accounting principles.

2.26. “Year” means a calendar year.

3. Administration.

3.01. Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i) to select and designate Participants;

(ii) to designate Subsidiaries;

(iii) to determine the type or types of Awards to be granted to each Participant;

(iv) to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, based in each case on such considerations as the Committee shall determine (including the effect of Section 162(m) of the Code) and all other matters to be determined in connection with an Award;

(v) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards or other property, or an Award may be cancelled, forfeited or surrendered;

(vi) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant; provided, however, that any such deferral will be made in accordance with Section 409A of the Code;

(vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

(viii) to establish the performance criteria, pursuant to Section 7.01 hereof, under which Performance Accelerated Restricted Stock, Performance-Based Restricted Stock and other Performance Awards are to be granted, and to determine and certify whether such criteria have been attained;

(ix) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(x) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

(xi) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

3.02. Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan or applicable law, the Committee shall have sole discretion in exercising such authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, Subsidiaries, Shareholders, Participants and any person claiming any rights under the Plan from or through any Participant. The express grant of any specific power to the Committee and/or the taking of any action by the Committee shall not be construed as limiting any power or authority of the Committee. A memorandum signed by all members of the Committee shall constitute the act of the Committee without the necessity, in such event, to hold a meeting. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan.

3.03. Limitation of Liability. Each member of the Committee shall in good faith be entitled to rely or act upon any report or other information furnished to such member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

4. Shares Subject to the Plan. Effective April 27, 2006, the total number of Shares reserved and available for Awards under the Plan shall be increased by 3,800,000 (for a total of 7,300,000 since the Plan’s inception in 1995) of which up to 760,000 Shares (for a total of 1,560,000 Shares since the Plan’s inception in 1995) may be reserved for awards of Performance Awards, Performance-Based Restricted Stock, Performance Accelerated Restricted Stock and Other Stock-Based Awards.* For purposes of this Section 4, the number of and time at which Shares shall be deemed to be subject to Awards and therefore counted against the number of Shares reserved and available under the Plan shall

*	As of February 16, 2006, only 173,626 Shares remained available for future Awards.

be the earliest date at which the Committee reasonably can estimate the number of Shares to be distributed in settlement of an Award or with respect to which payments will be made; provided, however, that the Committee may adopt procedures for the counting of Shares relating to any Award for which the number of Shares to be distributed, or with respect to which payment will be made, cannot be fixed at the date of grant to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards) and provide for adjustments in any case in which the number of Shares actually distributed or with respect to which payments are actually made differs from the number of Shares previously counted in connection with such Award. Gross issuance amounts, not net issuance amounts, shall be utilized in counting Shares against the number of Shares reserved, and Shares withheld by or otherwise remitted to the Company to satisfy a Participant’s tax withholding obligations upon the lapse of any restrictions on Performance-Accelerated Restricted Stock, Restricted Stock, or other Stock-Based Awards, upon the exercise of any Options or Stock Appreciation Rights or upon the payment or issuance of Shares under the Plan with respect to any Award, will not be available for Awards under the Plan.

If any Shares to which an Award relates are forfeited or the Award is settled or terminates without a distribution of Shares (whether or not cash, other Awards or other property is distributed with respect to such Award), any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Plan.

5. Eligibility. Awards may be granted only to individuals who are officers or other salaried employees (including employees who also are directors) of the Company or a Subsidiary; provided, however, that no Award pursuant to this Plan shall be granted to any member of the Committee.

6. Specific Terms of Awards.

6.01. General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11.02), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation the acceleration of vesting of any Awards or terms requiring forfeiture of Awards in the event of termination of employment by the Participant.

6.02. Performance Accelerated Restricted Stock. Subject to the provisions of Sections 7.01 and 7.02, the Committee is authorized to grant Performance Accelerated Restricted Stock to Participants on the following terms and conditions:

(i) Awards and Dividends. Performance Accelerated Restricted Stock Awards shall be denominated in Shares. The Participant thereupon shall be a Shareholder with respect to the Shares awarded, including the right to vote such Shares and to receive all dividends and distributions paid with respect thereto.

(ii) Certificates of Shares. Performance Accelerated Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Performance Accelerated Restricted Stock are registered in the name of a Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Performance Accelerated Restricted Stock, the Company shall retain physical possession of the certificates, and the Participant shall deliver a stock power to the Company, endorsed in blank, relating to that Performance Accelerated Restricted Stock.

(iii) Restrictions and Acceleration. At the time of the Award of Performance Accelerated Restricted Stock, the Committee shall specify a period commencing on the date of the Award and ending on a date that is no more than 10 years thereafter. At the time of each such Award, the Committee also shall specify and advise the Participant of such performance targets as the Committee shall determine to be appropriate which, if met, shall accelerate the termination of the foregoing restricted period for all or such other portion of the Performance Accelerated Restricted Stock as the Committee shall deem appropriate.

(iv) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during an applicable restriction period, all Performance Accelerated Restricted Stock that remains subject to such applicable restriction period shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Performance Accelerated Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee in other cases may waive in whole or in part the forfeiture of Performance Accelerated Restricted Stock.

6.03. Performance Award. Subject to the provisions of Sections 7.01 and 7.02, the Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

(i) Awards and Conditions. A Performance Award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee.

(ii) Other Terms. A Performance Award shall be denominated in Shares and may be payable in cash, Shares, other Awards or other property, and the same may have such other terms as shall be determined by the Committee.

6.04. Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise as the Committee shall determine.

(ii) Forfeiture. Performance-Based Restricted Stock shall be forfeited unless the pre-established performance criteria established by the Committee are satisfied during the applicable restriction period. Except as otherwise determined by the Committee, including any vesting of Restricted Stock and accelerated vesting of Performance Accelerated Restricted Stock, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Performance Accelerated Restricted Stock or other Restricted Stock that is at that time subject to restrictions shall be forfeited and reallocated to other Awards to be granted under the Plan; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Performance Accelerated Restricted Stock or other Restricted Stock will be waived in whole or in part in the event of termination of employment resulting from specified events.

(iii) Certificates of Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificates, and if required by the Committee, the Participant shall deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends. Dividends paid on Restricted Stock shall be paid to the Participant in cash. Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.

6.05. Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants on the following terms and conditions:

(i) Award and Restrictions. Delivery of Shares will occur upon expiration of the deferral period specified for Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). Any deferral election by the Participant that is permitted by the Committee shall be made in accordance with Section 409A of the Code. In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise as the Committee shall determine.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination of employment resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

6.06. Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such exercise price shall be not less than the Fair Market Value of a Share on the date of grant of such Option. Except for adjustment as authorized in Section 9, the exercise per Share purchasable under an Option may not be reduced (by amendment or cancellation of the Option or otherwise) after the date of grant of such Option.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares (including Shares acquired from the Company if held at least six months prior to such exercise), other Awards or awards issued under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements), and the methods by which Shares will be delivered or deemed to be delivered to Participants. Options shall expire not later than 10 years after the date of grant.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no Incentive Stock Option shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. In the event a Participant voluntarily disqualifies an Option as an Incentive Stock Option, the Committee may, but shall not be obligated to, make such additional Awards or pay bonuses as the Committee shall deem appropriate to reflect the tax savings to the Company which result from such disqualification.

6.07. Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which, shall be not less than the Fair Market Value of one Share on the date of grant. Except for an adjustment authorized in Section 9, the grant price of the Stock Appreciation Right may not be reduced (by amendment or cancellation of the Stock Appreciation Right or otherwise) after the date of grant of such Stock Appreciation Right.

(ii) Other Terms. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, the method of settlement, the form of consideration payable in settlement, the method by which Shares will be delivered or deemed to be delivered to Participants and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights shall expire not later than ten years after the date of grant.

6.08. Other Stock-Based Awards. The Committee is authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards, which may include performance criteria. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6.08 shall be purchased for such consideration, paid for at such times, by such methods and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

7.01. Performance-Based Awards. Performance Awards, Performance-Based Restricted Stock, and certain Other Stock-Based Awards subject only to performance criteria are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more pre-established, objective performance goals within the meaning of, and subject to such additional approval of the Company’s Shareholders as may be required by, Section 162(m) of the Code and the regulations thereunder. Until otherwise determined by the Committee, the performance goals shall be based upon the attainment of one or more of the following pre-established criteria: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group, or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; or reductions in costs.

The payout of any such Award may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the direction of the Committee.

7.02. Maximum Yearly Awards. No Participant may be granted an Option or Stock Appreciation Right covering Shares that exceed 200,000 in any Year. The maximum individual payment with respect to Performance Awards is $2,000,000 in any year or 100,000 Shares in any Year. The maximum number of Shares that may be awarded with respect to Awards of Performance-Based Restricted Stock, Performance Accelerated Restricted Stock and Other Stock-Based Awards is 100,000 Shares in any Year or 200,000 Shares in any two-Year period.

7.03. Stand-Alone, Additional, and Tandem Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with (unless resulting in disqualification of a related Incentive Stock Option) any other Award granted under the Plan or any award granted under any other plan of the Company, any Subsidiary or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

7.04. Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or a Stock Appreciation Right granted in tandem therewith exceed a period of 10 years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

7.05. Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis, provided that any such deferred payments satisfy the requirements of Code section 409A. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments, subject in any event to the requirements of Section 162(m) of the Code.

8. General Restrictions Applicable to Awards.

8.01. Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with Rule 16b-3 in connection with any Award granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

8.02. Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any party (other than the Company or a Subsidiary) or shall be subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary). No Award subject to any restriction shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution (except to the Company under the terms of the Plan); provided, however, that a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant.

8.03. Registration and Listing Compliance. The Company shall not be obligated to deliver any Award or distribute any Shares with respect to any Award in a transaction subject to regulatory approval, registration or any other applicable requirement of federal or state law, or subject to a listing requirement under any listing or similar agreement between the Company and any national securities exchange, until such laws, regulations and contractual obligations of the Company have been complied with in full, although the Company shall be obligated to use reasonable efforts to obtain any such approval and comply with such requirements as promptly as practicable.

8.04. Share Certificates. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop-transfer order and other restrictions as the Committee may deem advisable under applicable federal or state laws, rules and regulations thereunder, and the rules of any national securities exchange on which Shares are listed. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to Shares, including under the terms of the Plan or any Award Agreement. In addition, during any period in which Awards or Shares are subject to restrictions under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other person as the Committee may designate.

9. Adjustment Provisions. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards, (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (other than Options or Stock Appreciation Rights that would create a deferral of income or a modification, extension or renewal under Section 409A of the Code of any Option or Stock Appreciation Right, except as may be permitted in applicable Treasury Regulations) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations or accounting principles.

10. Plan Amendments. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of Shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation or termination shall be subject to the approval of the Company’s Shareholders no later than one year after such Board action if such Shareholder approval is required by any federal or state law or regulation, including without limitation Sections 162(m) and 422 of the Code, or the rules of any stock exchange on which the Shares may be listed, or if the Board in its discretion determines that obtaining such Shareholder approval is for any reason advisable; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may impair the rights of such Participant under any Award theretofore granted to him.

11. General Provisions.

11.01. No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees.

11.02. No Shareholder Rights. No Award shall confer on any Participant any of the rights of a Shareholder of the Company unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award.

11.03. Tax Withholding. The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts for withholding and other taxes due with respect thereto, its exercise or any payment thereunder and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax liabilities relating to any Award. This authority shall only include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s minimum withholding tax obligations.

11.04. No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any employee any right to continue in the employ of the Company or any Subsidiary or to interfere in any way with the right of the Company or any Subsidiary to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award.

11.05. Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards or other property pursuant to any award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

11.06. Other Compensatory Arrangements. The Company or any Subsidiary shall be permitted to adopt other or additional compensation arrangements (which may include arrangements which relate to Awards), and such arrangements may be either generally applicable or applicable only in specific cases.

11.07. Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whither such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

11.08. Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the Commonwealth of Virginia, without giving effect to principles of conflicts of laws and applicable federal law.

12. Effective Date. The amended and restated Plan shall become effective upon approval of the affirmative vote of the holders of a majority of the votes cast by the holders of Class A and Class B Common Stock of the Company, voting together and not as separate classes, at a meeting of the Company’s Shareholders to be held on April 27, 2006, or any adjournment thereof.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

CLASS A

MEDIA GENERAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

April 27, 2006

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

J. Stewart Bryan III, George L. Mahoney and Marshall N. Morton, or any of them, the proxies of the undersigned, with power of substitution, are hereby appointed to vote all Class A Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, April 27, 2006, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions on the reverse side of this card. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on April 26, 2006.

If you choose to submit your voting instruction by mail, just mark, sign and date this proxy card on the reverse side and return it promptly in the envelope provided. Please date and sign this proxy as name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

(Continued and to be dated and signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MEDIA GENERAL, INC.

April 27, 2006

CLASS A COMMON STOCK

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

Internet and telephone voting are available 24 hours a day - 7 days a week and will close at 11:00 a.m. E.S.T. on April 26, 2006.

COMPANY NUMBER

ACCOUNT NUMBER

Electronic Distribution

If you would like to receive future Media General, Inc. proxy statements and annual reports electronically, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your E-Mail address.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY

      FOR ALL NOMINEES

☐ FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ■

CLASS A DIRECTORS

NOMINEES:

☐ Charles A. Davis

☐ Rodney A. Smolla

☐ Walter E. Williams

Item 2. Approve Amendments to 1995 Plan.

FOR        AGAINST        ABSTAIN

    ☐                ☐                        ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

THIS PROXY REVOKES ALL PREVIOUS PROXIES. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

CLASS B

MEDIA GENERAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

April 27, 2006

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

J. Stewart Bryan III, George L. Mahoney and Marshall N. Morton, or any of them, the proxies of the undersigned, with power of substitution, are hereby appointed to vote all Class B Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, April 27, 2006, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions on the reverse side of this card. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on April 26, 2006.

If you choose to submit your voting instruction by mail, just mark, sign and date this proxy card on the reverse side and return it promptly in the envelope provided. Please date and sign this proxy as name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

(Continued and to be dated and signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MEDIA GENERAL, INC.

April 27, 2006

CLASS B COMMON STOCK

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

Internet and telephone voting are available 24 hours a day - 7 days a week and will close at 11:00 a.m. E.S.T. on April 26, 2006.

COMPANY NUMBER

ACCOUNT NUMBER

Electronic Distribution

If you would like to receive future Media General, Inc. proxy statements and annual reports electronically, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your E-Mail address.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY

      FOR ALL NOMINEES

☐ FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ■

CLASS B DIRECTORS

NOMINEES:

☐ O. Reid Ashe, Jr.

☐ J. Stewart Bryan III

☐ Diana F. Cantor

☐ Marshall N. Morton

☐ Thompson L. Rankin

☐ Coleman Wortham III

Item 2. Approve Amendments to 1995 Plan.

FOR        AGAINST        ABSTAIN

    ☐                ☐                        ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

THIS PROXY REVOKES ALL PREVIOUS PROXIES. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

MEDIA GENERAL, INC.

April 28, 2005

Employees’ MG Advantage 401(K) Plan

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

Internet and telephone voting are available 24 hours a day - 7 days a week and will close at 11:00 a.m. E.S.T. on April 24, 2006.

COMPANY NUMBER

ACCOUNT NUMBER

Electronic Distribution - If you would like to receive future Media General, Inc. proxy statements and annual reports electronically, please visit call Media General, Inc. at (804) 649-6192 or email cfrey@mediageneral.com for further information.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

Item 1. Election of Directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY

      FOR ALL NOMINEES

☐ FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ■

CLASS A DIRECTORS

NOMINEES:

☐ Charles A. Davis

☐ Rodney A. Smolla

☐ Walter E. Williams

Item 2. Approve Amendments to 1995 Plan.

FOR        AGAINST        ABSTAIN

    ☐                ☐                        ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

THIS PROXY REVOKES ALL PREVIOUS INSTRUCTIONS. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CLASS A

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD

IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

MEDIA GENERAL, INC.

EMPLOYEES’ MG ADVANTAGE 401(K) PLAN

ANNUAL MEETING OF STOCKHOLDERS - April 27, 2006

THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY

As a participant in the MG Advantage 401(K) Plan, you have the right to direct Fidelity Management Trust Company, as Trustee, regarding how to vote the shares of Media General, Inc. Class A Common Stock credited to your account at the Annual Stockholder Meeting to be held on April 27, 2006, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

The shares credited to your account will be voted as directed. If no direction is made, if the card is not signed, or if the card is not received by April 24, 2006, the shares credited to your account will be voted in the same proportion as directions received from participants.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions on the reverse side of this card. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on April 24, 2006.

If you choose to submit your voting instruction by mail, just mark, sign and date this proxy instruction on the reverse side and return it promptly in the envelope provided. Please date and sign this Instruction as name appears.

(Continued and to be dated and signed on the reverse side)